Subsequent events	12 Months Ended
Jun. 30, 2021
Subsequent events
Subsequent events
39	Subsequent events

Clean Fuels II specifications were promulgated in South Africa in 2006, and amended in 2012 and 2017. The draft Clean Fuels II regulations, published on 30 March 2021 for comment, allowed for an implementation period of five years which was consistent with our engagements with the Department of Mineral Resources and Energy (DMRE) on the time to implement a Clean Fuels II solution. On 31 August 2021, the Clean Fuels II Regulations were published, stipulating implementation of the specifications by 1 September 2023. In terms of the new Regulations, fuels that do not comply with the Clean Fuels II prescribed specification may not be sold or produced for domestic consumption. Sasol, together with industry bodies, have been engaging with the DMRE as we firmly believe that the country would require five years to be fully compliant with the Clean Fuels II specifications. Our implementation of the Clean Fuels II solution at Secunda is progressing and well on track to deliver on-specification product in calendar year 2025. Accordingly, the promulgated implementation date of 1 September 2023 may have a material adverse effect on our operations.

During 2009, certain employees in Sasol Mining were charged with participation in an unprotected sit-in, threatening and forcing others to participate in an unprotected strike and for assaulting or attempting to assault others during an unprotected strike. They were subsequently dismissed. These employees are disputing their dismissal. On 19 September 2019, the Labour Court passed a judgement directing inter alia Sasol Mining to re-instate the employees and pay certain past benefits. Sasol Mining filed an application for leave to appeal the judgement. The appeal was heard on 24 March 2021. In view of the above circumstances a provision in the amount of R88 million was accounted for at 30 June 2021. On 9 September 2021, the Labour Appeal Court ruled on the matter upholding the appeal and setting aside the court a quo’s ruling and replacing it with an order confirming that the dismissal of the respondent employees were substantively and procedurally fair.

During July 2021, social unrest and widespread protest action flared in certain parts of South Africa impacting the movement of product from refineries, warehouses and the national ports. The impact of this unrest in South Africa resulted in a delay in shipments impacting the timing of sales over July and August 2021.

In addition, Transnet, who is a key service provider that manage the South African rail, port and pipeline infrastructure was the target of a ransomware cyber-attack that compromised all their systems. As a result, the supply chain activities contracted to Transnet were impacted for the duration of their systems being offline. The cyber-attack on Transnet primarily affected operations at several container terminals and interrupted cargo movement. These issues have subsequently been resolved.